SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2002

CRESCENT BANKING COMPANY
(Exact Name of Registrant as Specified in Charter)

Georgia	0-20251	58-1968323
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

251 Highway 515, Jasper, Georgia 30143
(Addresses of Principal Executive Offices, including Zip Code)

(706) 692-2424
(Registrant’s Telephone Number, including Area Code)

Item 5.    Other Events.

On November 15, 2002, Crescent Banking Company issued the press release filed as Exhibit 99.1 with this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated November 15, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

/s/ J. DONALD BOGGUS, JR.
J. Donald Boggus, Jr. President and Chief Executive Officer

Date: November	15, 2002

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 15, 2002.

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